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                                                                    Exhibit 10.5

  Bank of America [LOGO]

                          COMMERCIAL PLEDGE AGREEMENT

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  Grantor: Newport Corporation     Lender: Bank of America, N.A.
           1791 Deere Avenue               CLSC-Commercial Banking (LA)
           Irvine, CA 92606                CA9-703-11-11
                                           333 South Beaudry Avenue, 11th Floor
                                           Los Angeles, CA 90017-1486

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  THIS COMMERCIAL PLEDGE AGREEMENT dated September 25, 2002, is made and executed between Newport Corporation ("Grantor") and Bank of America, N.A. ("Lender").

  GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

  COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means Grantor's present and future rights, title and interest in and to, together with any and all present and future additions thereto, substitutions therefore, and replacements thereof, and further together with all Income and Proceeds as described herein:

     (a) Account number ending in 0465393 held by Bank of America, N.A. as agent or custodian for Grantor (or any one or more Grantor) under an agreement for custody, safekeeping, investment management, investment advisory or similar services between Grantor and Bank of America, N.A., and all successor and replacement accounts, regardless of the numbers of such accounts or the offices at which such accounts are maintained (the "Accounts") and all rights of Grantor in connection with the Accounts. (b) All investment property, security entitlements, financial assets, certificated securities, uncertified securities, money, deposit accounts, instruments, certificates of deposit, general intangibles, and all other investments or property of any sort now or hereafter held, maintained or administered in the Accounts; but excluding collective investment funds managed by Lender including without limitation any interest in variable amount notes, commonly known as "master notes"; and excluding anything construed as real property under applicable state law. (c) All Income and Proceeds from the Collateral as defined herein.

  RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

  REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

     Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

     Right to Pledge. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

     Authority; Binding Effect. Grantor has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to Lender. This Agreement is binding upon Grantor as well as Grantor's successor and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

     No Further Assignment. Grantor has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by Grantor.

     No Violation, The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Financing Statements. Grantor authorizes Lender to file a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute financing statements and documents of title in Grantor's name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

  LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender may hold the Collateral until all Indebtedness has been paid and satisfied. Thereafter Lender may deliver the Collateral to Grantor or to any other owner of the Collateral. Lender shall have the following rights in addition to all other rights Lender may have by law:

     Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraiser or other experts. Lender may charge Grantor for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used.

     Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

     Application of Cash. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose,

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                          COMMERCIAL PLEDGE AGREEMENT
                                  (Continued)                             Page 2
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     whether or not matured.

     Transactions with Others. Lender may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, or (3) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

     All Collateral Secures Indebtedness. All Collateral shall be security for the security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained Grantor's loan knows about the Collateral or relies upon the Collateral as security.

     Collection of Collateral. Lender at Lender's option may, but need not, collect the Income and Proceeds directly from the Obligors. Grantor authorizes and directs the Obligors, if Lender decides to collect the Income and Proceeds, to pay and deliver to Lender all Income and Proceeds from the Collateral and to accept Lender's receipt for the payments.

     Power of Attorney. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral;
     (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

     Perfection of Security Interest. Upon Lender's request, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon Lender's request, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. This is a continuing Security Agreement and will continue in effect even though all or part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (A) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (B) preservation of rights against parties to the Collateral or against third persons, (C) ascertaining any maturities, calls, conversions, exchange, offers, tenders, or similar matters relating to any of the Collateral, or (D) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

     Payment Default. Grantor fails to make any payment due under the Indebtedness.

     Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

     Default in Favor of Third Parties. Should Grantor or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's or any Grantor's ablility to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or

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                          COMMERCIAL PLEDGE AGREEMENT
                                  (Continued)                             Page 3
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          liability under, any Guaranty of the Indebtedness.

          Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

          Accelerate Indebtedness. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

          Collect the Collateral. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the indebtedness.

          Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, and other persons as required by law, notice at least ten(10) days in advance of the time and place of any public sale, or of the time after which any private sale may be made. However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. Grantor agrees that any requirement of reasonable notice as to Grantor is satisfied if Lender mails notice by ordinary mail addressed to Grantor at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

          Sell Securities. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, Grantor agrees that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or the rules of state securities departments under state "Blue Sky" laws, or if Grantor or any other owner of the Collateral is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor, nor any member of Grantor's family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

          Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

          Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

          Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

          Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorney's fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

          Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

     ARBITRATION. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (1) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement; (collectively a "Claim").

     (b) At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

     (c) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

     (d) The arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

     (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitratable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

     (f) This paragraph does not limit the right of any part to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary

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                          COMMERCIAL PLEDGE AGREEMENT
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     remedies.

     (g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

     (h) all obligations, debts and liabilities, including any swap, option or forward obligations, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any other party to this Agreement or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower or any other party to this Agreement may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any stature of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. Unless the Borrower and any other party to this Agreement shall have otherwise agreed in writing or received written notice thereof, this Agreement shall not secure any obligation owing to Lender which constitutes "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act and any regulations promulgated thereunder.

     ADDITIONAL DEFAULTS. Each of the following shall constitute an event of default ("Event of Default)" under this Agreement:

     Event of Default Under Related Documents. A default or event of default occurs under the terms of any Related Document executed by Borrower or any guarantor, pledgor, accommodation party or other obligor.

     Revocation or Termination of Trust. If any Borrower, grantor, guarantor, pledgor, accommodation party or other obligor on the indebtedness secured hereunder or any of the related documents is a trust or the trustee(s) of a trust, such trust is revoked or otherwise terminated or all or a substantial part of such trust's assets are distributed or otherwise disposed of, or in the case of a revocable trust, the grantor of such trust dies.

     Default by Affiliates. Any affiliate of Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of Lender or any other creditor.

     COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be origal and all of which taken together shall constitute one and the same agreement.

     COLLATERAL MAINTENANCE AND NOTICE RIDER. A rider, titled "Collateral Maintenance and Notice Rider," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the rider have been fully set forth in this Agreement.

     ADDRESS FOR NOTICES. Notwithstanding anything to the contrary herein, all notices and communications to the Lender shall be directed to the following address:

               Bank of America, N.A.
               Los Angeles CLSC, Attn: Notice Desk
               333 South Beaudry Avenue, 11th Floor
               Los Angeles, CA 90017-1486.

     MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

          Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

          Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of any County, State of California.

          No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent of subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

          Preference Payments. Any monies Lender pays because of an asserted preference claim in Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Grantor as provided in this Agreement.

          Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors

          Waiver of Co-Obligor's Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part

          See Exhibit Attached

                          COMMERCIAL PLEDGE AGREEMENT
                                  (Continued)                             Page 5
================================================================================

         thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

         Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

         Time is of the Essence. Time is of the essence in the performance of this Agreement.

         Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         Agreement. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.

         Borrower. The word "Borrower" means Newport Corporation, and all other persons and entities signing the Note in whatever capacity.

         Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

         Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

         Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

         Grantor. The word "Grantor" means Newport Corporation.

         Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

         Income and Proceeds. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

         Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower or Grantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Related Documents, including any swap, option or forward obligations.

         Lender. The word "Lender" means Bank of America, N.A., its successors and assigns.

         Note. The word "Note" means (i) the Note executed by Borrower in the principal amount of $5,000,000 dated September 25, 2002, (ii) any other promissory note, credit agreement or letter of credit agreement now or hereafter executed by Borrower in favor of Lender with respect to the indebtedness, including without limitation those promissory notes, credit agreements and letter of credit agreements described on any schedule or exhibit attached to this Agreement from time to time, and
         (iii) any renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for any of the foregoing.

         Obligor. The word "Obligor" means without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.

         Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

         Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL PLEDGE AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 25, 2002.

GRANTOR:



NEWPORT CORPORATION

By: /s/ William R. Abbott                 By: /s/ Jeffrey B. Coyne
   ------------------------------------      --------------------------------
    William R. Abbott, VP of Finance          Jeffrey B. Coyne, VP & General
    & Treasurer of Newport Corporation        Counsel of Newport Corporation

                           COMMERCIAL PLEDGE AGREEMENT
                                  (Continued)                             Page 6
================================================================================

================================================================================

                     EXHIBIT TO COMMERCIAL PLEDGE AGREEMENT

This EXHIBIT TO COMMERCIAL PLEDGE AGREEMENT is attached to an by this reference is made a part of the Commercial Pledge Agreement, dated September 25, 2002, and executed in connection with a loan or other financial accommodations between BANK OF AMERICA, N.A. and Newport Corporation.

1.1  Exceptions to Default.

     (a) The paragraph entitled "Payment Default", under DEFAULT, is amended to read as follows:

         "Payment Default. Grantor fails to make any payment when due under the Indebtedness within five (5) business days of the date due."

     (b) The paragraph entitled "Other Defaults", under DEFAULT, is amended to read as follows:

         "Other Default. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor, and does not cure such failure within thirty (30) days following notice from Lender of such failure."

     (c) The paragraph entitled "Default in Favor of Third Parties", under DEFAULT, is amended to read as follows:

         "Default in Favor Third Parties. Should Grantor or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents, and does not cure such failure within thirty (30) days following receipt of notice of such default."

1.2  Exception to Arbitration.

     (a) Subparagraph (d) of the paragraph entitled "Arbitration" is amended to read as follows:

         "(d) the arbitration shall be administered by JAMS and conducted, unless otherwise required by law, in Orange County, California. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced."

1.3  Exceptions to Miscellaneous Provisions.

     (a) The paragraph entitled "Choice of Venue", under MISCELLANEOUS PROVISIONS, is amended to read as follows:

         "Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California."

THIS EXHIBIT A TO COMMERCIAL PLEDGE AGREEMENT IS EXECUTED ON SEPTEMBER 25, 2002.

GRANTOR:

NEWPORT CORPORATION

By: /s/ William R. Abbott
   ------------------------
        William R. Abbott, VP of Finance &
        Treasurer of Newport Corporation

By: /s/ Jeffrey B. Coyne
   ------------------------
        Jeffrey B. Coyne, VP & General Counsel
        of Newport Corporation


LENDER:

BANK OF AMERICA, N.A.

By: /s/ C K Goodfellow
   ------------------------
        Authorized Signer